Valued Advisers Trust

Green Owl Intrinsic Value Fund

Supplement to the Prospectus

dated February 28, 2013

Supplement dated October 18, 2013

The Board of Trustees (“Board”) of the Valued Advisers Trust (the “Trust”) has approved a change to the expense limitation arrangements currently in place for the Fund, which will be effective November 1, 2013.

LOWER EXPENSE LIMITATION

Effective November 1, 2013, the Fund’s adviser contractually has agreed to lower the Fund’s expense cap from 1.40% to 1.10%. Accordingly, the section of the Fund’s prospectus dated February 28, 2013 labeled “SUMMARY SECTION – Fees and Expenses of the Fund” is hereby deleted in its entirety and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fees	None
Fee For Redemption Paid By Wire	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	0.00%
Other Expenses	1.10%
Total Annual Fund Operating Expenses	2.10%
Fee Waiver/Expense Reimbursement	(1.00)%
Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement[1]	1.10%

1.	Effective November 1, 2013, the Adviser has agreed to amend its existing expense limitation agreement. Under the terms of the amended expense limitation agreement, the Adviser will waive its fees and/or reimburse other expenses of the Fund until February 28, 2015, so that Total Annual Fund Operating Expenses does not exceed 1.10%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Prior to November 1, 2013, the expense cap was 1.40%. The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above. This agreement may only be terminated by mutual consent of the Adviser and the Fund.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated February 28, 2013 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (888) 695-3729.